Renovaro
Biosciences

# ONCOLOGY PLATFORM OVERVIEW

# Cautionary Statement Forward-Looking Statements

- This communication contains "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, included in this communication that address activities, events, or developments that Renovaro or GEDi Cube expects, believes, or anticipates will or may occur in the future are forward-looking statements. Words such as "estimate," "project," "predict," "believe," "expect," "anticipate," "potential," "create," "intend," "could," "would," "may," "plan," "will," "guidance," "look," "goal," "future," "build," "focus," "continue," "strive," "allow" or the negative of such terms or other variations thereof and words and terms of similar substance used in connection with any discussion of future plans, actions, or events identify forward-looking statements. However, the absence of these words does not mean that the statements are not forward-looking. These forward-looking statements include but are not limited to, statements regarding the proposed Transaction, the expected closing of the proposed Transaction and the timing thereof, and as adjusted descriptions of the post-transaction company and its operations, strategies and plans, integration, debt levels and leverage ratio, capital expenditures, cash flows and anticipated uses thereof, synergies, opportunities, and anticipated future performance. Information adjusted for the proposed Transaction should not be considered a forecast of future results. There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this communication. These include the risk that cost savings, synergies and growth from the proposed Transaction may not be fully realized or may take longer to realize than expected; the possibility that shareholders of Renovaro may not approve the issuance of new shares of Renovaro common stock in the proposed Transaction; the risk that a condition to closing of the proposed Transaction may not be satisfied, that either party may terminate the Transaction Agreement or that the closing of the proposed Transaction might be delayed or not occur at all; potential adverse reactions or changes to business or employee relationships, including those resulting from the announcement or completion of the proposed Transaction; the occurrence of any other event, change or other circumstances that could give rise to the termination of the stock purchase agreement relating to the proposed Transaction; the risk that changes in Renovaro's capital structure and governance could have adverse effects on the market value of its securities and its ability to access the capital markets; the ability of Renovaro to retain its Nasdaq listing; the ability of GEDi Cube to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers and on GEDi Cube's operating results and business generally; the risk the proposed Transaction could distract management from ongoing business operations or cause Renovaro and/or GEDi Cube to incur substantial costs; the risk that GEDi Cube may be unable to reduce expenses; the impact of the COVID-19 pandemic, any related economic downturn; the risk of changes in regulations effecting the healthcare industry; and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and are beyond Renovaro's or GEDi Cube's control, including those detailed in Renovaro's Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K that are available on Renovaro's website at www.renovarobio.com and on the website of the Securities and Exchange Commission (the "SEC") at www.sec.gov. All forward-looking statements are based on assumptions that Renovaro and GEDi Cube believe to be reasonable but that may not prove to be accurate. Any forward-looking statement speaks only as of the date on which such statement is made, and neither Renovaro nor GEDi Cube undertakes any obligation to correct or update any forward-looking statement, whether as a result of new information, future events or otherwise, except as required by applicable law. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof.

# VISION

- Freedom from toxic chemotherapy for solid tumors in our lifetime

- Initial focus on tumors with poor longevity to provide hope for those without hope and to facilitate rapid progression through the regulatory process (intent to pursue accelerated approvals by end 2025/early 2026)

MARKET LANDSCAPE

# SOLID TUMORS EQUIVALENT TO 80% OF CANCERS

REFERENCES

Pancreatic cancer
Market size: US$2.22 billion 2022 projected to grow to $7.91 billion 2032; CAGR 13.6
https://www.precedenceresearch.com/pancreatic-cancer-market

Liver cancer
Market size: 2019 US$1.73 billion projected to grow to US$7.38 billion in 2027; CAGR 20.2 % https://www.fortunebusinessinsights.com/liver-cancer-therapeutics-market-104657

Triple negative breast
Market size: US$953 million in 2022 projected to grow to 1.46 billion in 2030; CAGR 5.50 %
https://www.databridgemarketresearch.com/reports/global-triple-negative-breast-cancer-market

## Solid Tumors With Poor Longevity

| | Pancreatic Cancer | Liver Cancer | Triple Negative Breast |
|---|---|---|---|
| 2030 PROJECTION | $7.91B | $7.38B | $1.46B |
| CAGR | 13.6% | 20.2% | 5.5% |
| Base year | 2022 | 2019 | 2022 |
| Market size | $2.22B | $1.73B | $953m |

# CELL- AND GENE IMMUNOTHERAPY PLATFORMS

The basis for immune modulation at Renovaro is to retrain the immune system to better recognize and destroy diseased cells

- Cancer: neo-antigens, Tumor Associated Antigens (TAA)
- Infectious Disease: Pathogen-specific antigens

➢ RENB-DC11
- Engineered Dendritic cell therapeutic vaccine (Solid tumors)

➢ RENB-HV12
- Engineered T-Cell therapeutic vaccine (HIV)

# LEADING EFFICACY FOR THERAPEUTIC VACCINES IN PRECLINICAL MODELS FOR HUMAN SOLID TUMORS

RENB-DC11 treated animals compared to controls

- ✓Untreated tumor
- ✓Tumor treated with untransduced Dendritic Cells (mainstream cancer vaccine approach)
- ✓Tumor treated with vector control transduced Dendritic Cells

- 80-90% decrease in pancreas tumor size (weight and volume)
- Significant infiltration of tumor sac by effector immune cells
- Significant peripheral T and NK Cell immune activation
- No metastases

# EXPANDING PRECLINICAL TESTING IN VARIOUS SOLID TUMORS AND DISEASE PROGRESSION STAGES

Studies conducted by UCLA and a leading independent Contract Research Organization demonstrating:

- Promising preliminary data in liver cancer with apparent enhanced survival and decreased tumor progression/metastasis;
- Small animal study of an advanced form of pancreatic cancer showed a potent effect even with a lower RENB-DC11 dose, leading to undetectable tumors in one case compared to the untreated group that were terminated early due to aggressive cancer progression and the presence of metastasis.

Additional studies are planned to validate the findings in advanced pancreatic and liver cancer and to assess effectiveness in other aggressive solid tumors such as head and neck, additional survival studies (Cure project), and assessing if treatment results in long-term protection against additional cancer challenge (recurrence prevention project)

# RENB-DC11 IS A True Platform For Personalized, Precision Medicine

- Drug substance off-the-shelf, ready to pulse with any tumor type, infectious disease agent
- Multiple flexibilities in manufacturing final drug products, including future universal cancer antigens for true off-the-shelf products.
- Can be combined with other cancer therapies (Chemotherapy, Immune checkpoint inhibitors, etc.)
- Exploring other indications in oncology, infectious diseases, etc.

# DENDRITIC CELLS ARE THE PROFESSIONAL ANTIGEN-PRESENTING CELLS KEY TO ADAPTIVE IMMUNITY: AN ESSENTIAL PART OF CANCER AND INFECTIOUS DISEASE-FIGHTING IMMUNITY

Dendritic cells orchestrate the immune response by "presenting" pieces of a tumor (antigens) to stimulate a reaction

- ➢ "Training" immune cells to recognize and eliminate diseased cells and pathogens



Immature T cell
Antigen
Antigen Presenting Cell
TCR
MHC
CD4+
CD8+
Mature helper T Cell
Mature cytotoxic T Cell

# TUMOR CELLS CAN EVADE NORMAL IMMUNE RESPONSE

Cancer cells can evolve to evade immune responses by releasing inhibitory signals against, or hiding from, key parts of the system designed to seek and kill tumors



Extensive solid tumor matrix
Is difficult to penetrate
Secrete inhibitory signals
Preventing recognition and killing

# QUALITY BY DESIGN AIMS TO INTRODUCE ENHANCED PRODUCT ATTRIBUTES

## BYPASS TUMOR IMMUNE RESPONSE EVASION AND ENHANCE TUMOR ERADICATION



Incorporated genes known to modulate cancer fighting immunity

- **Induces T-Cell killing** and suppresses Regulatory T-Cells
  **Activates cytotoxic T-Cells** known to be the most effective immune cell population to kill the cancer cells
- Promotes the immune cell **tumor infiltration or cell migration**
- Promotes B memory cell response for **long-term immune response and immune surveillance**
- **Activates the NK cells and the T helper cells**

# RENB-DC11: ALLOGENIC ADULT HEMATOPOIETIC STEM CELL (HSC)-DERIVED GENE-ENHANCED DENDRITIC CELL VACCINE FOR SOLID TUMORS



Day -30 to -2
Source Material
Day -2 to 0
Day 0
Day 1-4
Day 5-16
Day 16-19
Proliferation→ Transduction→ differentiation
Day 20-21
Drug substance
Day 21?
Drug product
1
Mobilized Leukopak
2
HSC recovery
3
Engineering: Transduction*
4
Expansion
5
Monocyte stage
6
Immature Dendritic cell stage
7
mature engineered Dendritic Cell stage
8
Cancer Antigen pulse/uptake
CD40L
CD93
CD40
CXCL13
Drug substance is banked and ready for pulse with any tumor

X*: CD93, CD40L, CXCL13

CD: cluster of differentiation; CXCL13: chemokine (C-X-C motif) ligand 13; DC: dendritic cells; HSC: hematopoietic stem cells.

# RENB-DC11 MANUFACTURING PROCESS FACILITATES SCALE UP AND PATIENT ACCESS

| Source material | Process | Yield | Safety | Risk | Cost |
|---|---|---|---|---|---|
| Autologous Monocyte-derived | Patient-derived, single patient lot | One patient → **one patient treatment course** | No disease transmission risks, well documented tolerability | **Production failure risks**: Donor health may compromise ability to manufacture enough product. No opportunity to repeat. | **Very high.** Every batch (every single patient) must undergo all qualification testing |
| Allogenic Hematopoietic stem cell-derived | Donor-derived from mobilized leukopak | One donor → large cell bank → multiple lots **→ thousands of patient treatment course** | Very low disease transmission risks from qualified donors (extensive adventitious testing). Well documented tolerability | Drug substance is banked and ready to pulse with patient tumor Ag: **reduced production time and failure risks** | **Low.** Large batch of thousands of patient treatment courses benefit from batch release testing |

RENB-DC11 manufacturing process is scalable and cost effective, cryopreserved for off-the-shelf availability for minimal preparation requirements at clinical site

# PROCEDURAL FLOW: PATIENT → MANUFACTURING SITE → PATIENT



Operating Room
Renovaro manufacturing site
Outpatient setting
Tumor resection
Biopsy
Biopsy histopath
Formalin
Biopsy Product:
Fresh frozen
Shipped to
Manufacturing site
Tumor lysate
Biopsy
Processed
Pulse
Allogenic Cryopreserved
Drug Substance
Personalized
Drug Product
Shipped and stored
frozen at site
Thaw and Inject

# HUMANIZED MOUSE MODEL CLOSELY REPLICATES HUMAN IMMUNE SYSTEM

**Human Immune Reconstitution**


Thymus and Liver is Implanted Under the Kidney Capsule
Human CD34+ Cells Injected Through the Tail Vein After Irradiation
6-8 Weeks
Greater than 90% Human CD45+ Immune Cell Reconstitution in Blood

Human thymus and liver is implanted under the kidney capsule, coupled with the injection of CD34+ hemopoietic stem cells isolated from bone marrow

**Result is greater than 90% human immune cell reconstitution in the blood in 8 weeks.**


CD3%
CD3+ CD4+%
CD3+ CD8+%
CD16%
Huma n
Hu-BLT

# RENB-DC11 TREATMENT SIGNIFICANTLY REDUCED SIZE OF PANCREATIC TUMORS IN HUMANIZED MICE IN FIVE INDEPENDENT STUDIES (TWO REPRESENTATIVE STUDIES BELOW)



Tumor weight
Tumor weight (grams)
0.8
0.6
0.4
0.2
0.0
***p= 0.0006
**p= 0.001
n=1
n=4
n=4
n=6
No Tumor
Tumor
Tumor + Control vector
Tumor + DC11



Tumor volume
Tumor volume (mm³)
2500
2000
1500
1000
500
0
***p= 0.0001
*p= 0.01
***p=0.0003
n=4
n=4
n=6
Tumor
Tumor + Control vector
Tumor + DC11



Normal Pancreas
Tumor
Tumor + Control Vector
Tumor + DC11

# RENB-DC11 OUTPERFORMED GENETICALLY UNMODIFIED DENDRITIC CELLS/APPROACH MOSTLY USED BY OTHERS.

Tumor+ Untreated

Tumor + unmodified DC

Tumor + RENB-DC11

Tumor + RENB- DC11 (pre-production optimized)



Tumor + unmodified DC



Tumor Weight
* (p=0.01)
* (p=0.02)
Weight (Grams)
1.6
1.2
0.8
0.4
0.0
Untreated Tumor
unmodified DC
RENB-DC11
RENB-DC11 (optimized)



Tumor Volume
* (p=0.01)
* (p=0.01)
Volume (mm³)
3500
2800
2100
1400
700
0
Untreated Tumor
unmodified DC
RENB-DC11
RENB-DC11 (optimized)

# RENB-DC11 TREATED MICE SHOWED NO SIGNS OF METASTATIC DISEASE

| Group | Metastasis Liver | Metastasis Intestine/stomach | Ascites* |
| --- | --- | --- | --- |
| Tumor+ Untreated | 1/3 | 3/3 | 3/3 |
| Tumor + Unmodified DC | 2/2 | 2/2 | 2/2 |
| Tumor + RENB-DC11 | 0/3 | 0/3 | 0/3 |

* Fluid collecting in the abdominal cavity

# RENB-DC11 ACTIVATES NATURAL KILLER CELL-MEDIATED KILLING OF PANCREATIC TUMOR CELLS


IL2 treatment per group
*p= 0.028
*p= 0.029
Lu30/10^6 cells
50
40
30
20
10
0
Control
Tumor
Tumor+ Mock
Tumor+ TD


aCD16 per group*
p= 0.06
Lu30/10^6 cells
50
40
30
20
10
0
Control
Tumor
Tumor+ Mock
Tumor+ TD

*anti-CD16 specifically blocks induced NK-mediated Killing to show response specificity

# RENB-DC11 TREATMENT OF PANCREATIC TUMOR-BEARING HUMANIZED MICE SIGNIFICANTLY INCREASES THE PERCENTAGES OF T CELLS IN PERIPHERAL BLOOD



CD16/CD56+ NK cells
% of cells
Control
Tumor
Tumor+Mock
Tumor+TD
CD8+ T cells
* p=0.05
CD4+ T cells
* p=0.015
CD3+ T cells
* p=0.019

N=2-3

# RENB-DC11 ACTIVATES RECOGNIZED MAKER OF CANCER KILLING ACTIVITY (INTERFERON GAMMA (IFNG) WHICH ACCUMULATES IN THE SPLEEN)


IFNg Spleen 6d (IL2 per group)
IFNg (pg/ml)
*p=0.04
200
150
100
50
0
Unt
Tumor
Tumor+Mock
Tumor+TD
IFNg Spleen 6d (IL2+aCD3/28 per group) *
*p= 0.02
*p= 0.04
800
600
400
200
0
Unt
Tumor
Tumor+Mock
Tumor+TD
IFNg Spleen 6d (IL2+sAJ4 per group) *
*p= 0.04
2000
1500
1000
500
0
Unt
Tumor
Tumor+Mock
Tumor+TD

* IL2 + antiCD3/28 or IL2 + sAJ4 further Activate response

# STRONG INFILTRATION BY KEY IMMUNE CELLS (HELPER T-CELLS (CD4+)) OF TUMOR TISSUE UPON RENB-DC11 TREATMENT COMPARED TO CONTROL DENDRITIC CELLS AND UNTREATED TUMORS


Control
Tumor
Tumor + CTRL vector DC
Tumor + RENB-DC11


800
600
400
200
0
CD4 expression/µm²
p=0.07
Control
Tumor
Control vector DC
RENB-DC11

Brownish color denotes immune infiltration

# STRONG INFILTRATION BY KEY IMMUNE CELLS (KILLER T-CELLS (CD8+)) OF TUMOR TISSUE UPON RENB- DC11 TREATMENT COMPARED TO NON-MODIFIED DC AND UNTREATED TUMORS



Control
Tumor
Tumor + CTRL vector DC
Tumor + RENB-DC11



1000
800
600
400
200
0
CD8 expression/μm²
*p=0.05
Control
Tumor
Control vector DC
RENB-DC11

Brownish color denotes immune infiltration

# CLINICAL TARGET PRODUCT PROFILE

| Attributes | Target |
|---|---|
| Patient population | Locally (inoperable) advanced to metastatic solid tumors (failed to respond to standard of care)<br><br>P1 safety all solid tumor<br>Basket P2a pick 3-4 indications: Pancreas, Liver, Triple Neg breast, Head/Neck, Mesothelioma.<br>Registrational approach: expanded responding cohort for breakthrough/RMAT |
| Efficacy endpoints | Overall survival<br>Clinical response 2 months after last boost |
| Mechanism of Action | Adaptive immune response to genetically-enhanced dendritic cell presenting tumor antigen to educate T Cell response (CD4/CD8) |
| Dosing regiment | Up to 6 injections for total of 50M-100M cells |
| Route of delivery | Intradermal injection |
| Contraindications | TBD: Low T Cell count |

# INITIAL CLINICAL STUDY RENB-DC11-01

Phase I/IIa – Open to all solid tumors, focus on Patients with Pancreatic Cancer

- Phase I (2025) – Safety assessment: Ascending dose ranging cohort of up to 6 patients/dose level
- Phase IIa (enrollment starting in late 3Q 2025)– Fixed dose multi-cohort design (one cohort/cancer type)
  - Assumes high response rate
  - Up to 20-25 patients/extending cohort into P2b (assuming responding tumor type)

Seek Breakthrough and/or RMAT* designation for accelerated development and approval (data to support RMAT available end 2025 / first half of 2026)

* Regenerative Medicine Advanced Therapy (RMAT): accelerated approval pathway for cell and gene therapy qualified product candidates for the Center of Biologics Evaluation and Research of the USA FDA.

# RENB-DC11-01 STUDY STRATEGY

- Biotech companies often outsource the full study to a CRO
- There are large costs associated with layers of project management in this model *and risks to meeting regulatory requirements by ceding full control*
- Initial estimates based upon prior experience with the full-service CRO model aggregated to approximately $20 Million for the Phase I/IIa study
- By adopting a model where Renovaro assumes more of the project management and parses out responsibility to vendors, focusing on their strengths without their overhead costs…
- Budget reduced by an estimated 50% while maintaining full control and full-service

## No Offer or Solicitation

This report is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

## Important Additional Information Regarding the Transaction Will Be Filed with the SEC and Where to Find It

In connection with the proposed Transaction, Renovaro intends to file a proxy statement (the "proxy statement") and will file other documents regarding the proposed Transaction with the SEC. **INVESTORS AND SECURITYHOLDERS OF RENOVARO ARE URGED TO CAREFULLY AND THOROUGHLY READ, WHEN THEY BECOME AVAILABLE, THE PROXY STATEMENT, AS MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND OTHER RELEVANT DOCUMENTS FILED BY RENOVARO WITH THE SEC BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RENOVARO, GEDI CUBE AND THE PROPOSED TRANSACTION, THE RISKS RELATED THERETO AND RELATED MATTERS.**

The Proxy Statement was mailed on or about January 4, 2024, to Renovaro's stockholders of record as of the close of business on December 29, 2023. Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed by Renovaro with the SEC through the website maintained by the SEC, www.sec.gov. Copies of documents filed with the SEC by Renovaro, including the proxy statement (when it becomes available), will be available free of charge from Renovaro's website at www.renovarobio.com under the "Financials" tab.

## Participants in the Solicitation

Renovaro and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of Renovaro in connection with the proposed Transaction. Information about Renovaro's directors and executive officers is set forth in Renovaro's Form 10-K/A filed with the SEC on October 30, 2023, and the proxy statement. Other information regarding the interests of such individuals, as well as information regarding other persons who may be deemed participants in the proposed Transaction, are set forth in the proxy statement and other relevant materials to be filed with the SEC. Stockholders of Renovaro, potential investors, and other readers should read the proxy statement carefully before making any voting or investment decisions.

Renovaro Biosciences

# THANK YOU

www.Renovarobio.com